UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 1, 2016 (November 30, 2016)

WESTINGHOUSE AIR BRAKE

TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Westinghouse Air Brake Technologies Corporation (the “Company”) completed the purchase from Financière Faiveley S.A., Famille Faiveley Participations, Mr. François Faiveley and Mr. Erwan Faiveley (collectively, the “Sellers”) of 7,475,537 ordinary shares of Faiveley Transport, S.A. (“Faiveley Transport”) owned in the aggregate by the Sellers, representing a total of approximately 51% of the outstanding share capital of Faiveley Transport, pursuant to the Share Purchase Agreement, dated October 6, 2015, by and among the Company, Wabtec France and the Sellers, as amended (the “Share Purchase Agreement”), with approximately 25% of the consideration, or approximately $212 million, paid in cash, and the remaining consideration consisting of 6.3 million shares of Company common stock.

Pursuant to the terms and subject to the conditions of the Tender Offer Agreement, dated October 6, 2015, by and among the Company, Wabtec France and Faiveley Transport, as amended, as soon as reasonably practicable, Wabtec France will file with the Autorité des Marchés Financiers in France a mandatory tender to purchase all of the remaining shares of Faiveley Transport. After giving effect to the tender, the total purchase price for Faiveley Transport will be approximately $1.7 billion, including assumed debt.

Item 3.02 Unregistered Sales of Equity Securities.

The Company common stock used as consideration in connection with the acquisition described in Item 2.01, and incorporated herein by reference, was issued in reliance on an exemption from registration set forth in Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the acquisition of the shares of Faiveley Transport and in accordance with the terms of the related Shareholders Agreement, the Board of Directors of the Company elected Philippe Alfroid and Erwan Faiveley as members of the Board of Directors on November 30, 2016.

Mr. Alfroid was elected as a member of the class of directors whose term expires at the Company’s 2017 Annual Meeting of Stockholders. Mr. Alfroid served as a member of the Supervisory Board of Faiveley Transport.

Mr. Faiveley was elected as a member of the class of directors whose term expires at the Company’s 2018 Annual Meeting of Stockholders. Mr. Faiveley served as a member of the Management Board of Faiveley Transport, is a Seller under the Share Purchase Agreement and a party to the Shareholders Agreement; the information in Item 2.01 is incorporated into this Item 5.02 by reference. Mr. Faiveley received, directly and indirectly, cash consideration of approximately $99 million and 3.1 million shares of Company common stock pursuant to the Share Purchase Agreement.

Messrs. Alfroid and Faiveley will be paid in accordance with the Company’s director compensation program and will receive an annual cash retainer of $70,000 (which will be pro rated for the current year (December 2016 through May 2017)) and an annual stock retainer equivalent to $140,000, based on the fair market value of the Company’s common stock on the date of the Company’s annual meeting of stockholders (which will be pro rated for the current year).

Item 7.01. Regulation FD Disclosure.

On November 30, 2016, the Company issued a press release regarding the matters described herein, which also updated previously provided earnings guidance for fiscal year 2016 and provided preliminary information for fiscal year 2017. A copy of the press release is attached to this report as Exhibit 99.1, and the sections discussing 2016 guidance and 2017 preliminary information are incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(d)	Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated as of November 30, 2016

Forward-Looking Statements

Statements contained in this report which are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements and certain information contained in this report involve risks and uncertainties that could result in actual results differing materially from expected results, including the subsequent tender offer, which is subject to regulatory and other conditions, the timing of the transaction and benefits expected to be derived therefrom. Forward-looking statements represent the Company’s expectations and beliefs concerning future events, based on information available to the Company as of the date of this report. The Company undertakes no obligation to publicly update and revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Additional information regarding these and other factors is contained in the Company’s SEC filings, including without limitation the Company’s Form 10-K and Form 10-Q filings.

Certain Legal Matters

This communication is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this report or otherwise.

The distribution of this communication in jurisdictions outside the U.S. or France may be restricted by law or regulation and therefore any person who comes into possession of this communication should inform themselves about, and comply with, such restrictions. Any failure to comply with such restrictions may constitute a violation of the securities laws or regulations of any such relevant jurisdiction.

Faiveley Transport is incorporated in France and listed on Euronext Paris and any offer for its securities will be subject to French disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the U.S., including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments. The transactions described above will be structured to comply with French and U.S. securities laws and regulations applicable to transactions of this type.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Senior Vice President, General Counsel and Secretary

Date: December 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of November 30, 2016